Exhibit 99.1

News Release

Community Healthcare Trust Announces Results for the Three Months Ended September 30, 2016

FRANKLIN, Tenn., November 10, 2016 / PRNewswire / -- Community Healthcare Trust Incorporated (NYSE: CHCT) (the "Company") today announced results for the three months ended September 30, 2016. The Company reported net income for the third quarter of approximately $1.1 million, or $0.08 per diluted common share. Normalized funds from operations and Adjusted funds from operations for the three months ended September 30, 2016 each totaled $0.37 per diluted common share.

Highlights include:

•
During the third quarter of 2016, the Company acquired four properties for a total purchase price of $12.1 million, including cash consideration of $12.1 million. The four properties, located in four states, total approximately 57,983 square feet and were 100.0% leased upon acquisition.

•
Since September 30, 2016 and through November 10, 2016, the Company has acquired one real estate property totaling approximately 11,000 square feet for a purchase price of approximately $3.3 million, including cash consideration of approximately $3.3 million. Upon acquisition, the property was 100% leased with a lease expiration in 2023.

•
The Company has seven properties under definitive purchase agreements for an aggregate expected purchase price of approximately $50.2 million as of November 10, 2016. The Company's expected return on these investments range from approximately 9.0% to 9.7%. The Company is currently performing due diligence procedures customary for these types of transactions and cannot provide any assurance as to the timing or when or whether these transactions will actually close.

•
A common stock dividend of $0.385 per common share was declared on November 1, 2016 for the third quarter of 2016. This dividend is payable on December 2, 2016 to shareholders of record on November 18, 2016.

•
On August 10, 2016, the Company amended and restated its revolving credit facility increasing the maximum borrowing capacity from $75.0 million to $150.0 million. Interest on the amended credit facility was adjusted downward by 25 basis points, certain financial covenants were adjusted or replaced, and the amended credit facility will mature on August 9, 2019, with two options to extend the facility, subject to the satisfaction of certain conditions.

•
On September 13, 2016, the Company filed a registration statement on Form S-3 that will allow us to offer securities of up to $750.0 million, from time to time. The registration statement was declared effective as of September 26, 2016. The Company has no intent to currently offer any securities under this registration statement.

•
As announced during the first quarter of 2016, the Company’s Chairman, Chief Executive Officer and President entered into a 10b5-1 plan to acquire shares of the Company’s common stock. The trading plan was entered into on February 29, 2016 and became effective April 4, 2016. During the third quarter, Mr. Wallace purchased 58,181 shares of the Company’s common stock at prices ranging from $20.80 to 22.39 under the plan. To date in the fourth quarter, Mr. Wallace has purchased an additional 33,670 shares of the Company’s common stock at prices ranging from $21.21 to 22.70 under the plan.

About Community Healthcare Trust Incorporated
Community Healthcare Trust is a real estate investment trust that focuses on owning income-producing real estate properties associated primarily with the delivery of outpatient healthcare services in non-urban markets throughout the United States. The Company had investments of approximately $217.6 million in 52 real estate properties, including a mortgage, as of September 30, 2016, located in 20 states, totaling approximately 1.1 million square feet.
Additional information regarding the Company, including this quarter's operations, can be found at www.chct.reit.  Please contact the Company at 615-771-3052 to request a printed copy of this information.
Cautionary Note Regarding Forward-Looking Statements
This press release contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “believes”, “expects”, “may”, “should”, “seeks”, “approximately”, “intends”, “plans”, “estimates”, “anticipates” or other similar words or expressions, including the negative thereof. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections or other forward-looking information. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. Because forward-looking statements relate to future events, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Thus, the Company’s actual results and financial condition may differ materially from those indicated in such forward-looking statements. Some factors that might cause such a difference include the following: general volatility of the capital markets and the market price of the Company’s common stock, changes in the Company’s business strategy, availability, terms and deployment of capital, the Company’s ability to refinance existing indebtedness at or prior to maturity on favorable terms, or at all, changes in the real estate industry in general, interest rates or the general economy, adverse developments related to the healthcare industry, the degree and nature of the Company’s competition, the ability to consummate acquisitions under contract and the other factors described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, and the Company’s other filings with the Securities and Exchange Commission from time to time. Readers are therefore cautioned not to place undue reliance on the forward-looking statements contained herein which speak only as of the date hereof. The Company intends these forward-looking statements to speak only as of the time of this release and the Company undertakes no obligation to update forward-looking statements, whether as a result of new information, future developments, or otherwise, except as may be required by law.

COMMUNITY HEALTHCARE TRUST INCORPORATED
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share amounts)

	September 30, 2016	December 31, 2015
	(Unaudited)
ASSETS
Real estate properties:
Land and land improvements	$24,109	$13,216
Buildings, improvements, and lease intangibles	182,474	119,716
Personal property	97	35
Total real estate properties	206,680	132,967
Less accumulated depreciation	(14,846)	(5,203)
Total real estate properties, net	191,834	127,764
Cash and cash equivalents	1,742	2,018
Mortgage note receivable, net	10,875	10,897
Other assets, net	4,153	2,124
Total assets	$208,604	$142,803

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Revolving credit facility	$5,000	$17,000
Accounts payable and accrued liabilities	2,755	812
Other liabilities	3,095	2,721
Total liabilities	10,850	20,533

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.01 par value; 450,000,000 shares authorized; 12,988,482 and 7,596,940 shares issued and outstanding at September 30, 2016 and December 31, 2015, respectively	130	76
Additional paid-in capital	214,102	127,578
Cumulative net income (loss)	232	(1,456)
Cumulative dividends	(16,710)	(3,928)
Total stockholders’ equity	197,754	122,270
Total liabilities and stockholders' equity	$208,604	$142,803

(1)
The Condensed Consolidated Balance Sheets do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

COMMUNITY HEALTHCARE TRUST INCORPORATED
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2016 AND 2015
(Unaudited)
(Dollars in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
REVENUES
Rental income	$4,985	$2,585	$13,188	$3,314
Tenant reimbursements	1,188	655	3,250	762
Mortgage interest	270	—	1,367	—
	6,443	3,240	17,805	4,076

EXPENSES
Property operating	963	751	3,240	889
General and administrative	671	223	2,372	1,826
Depreciation and amortization	3,496	2,211	9,643	2,788
Bad debts	73	—	103	—
	5,203	3,185	15,358	5,503
OTHER INCOME (EXPENSE)
Interest expense	(185)	(140)	(787)	(181)
Interest and other income, net	9	18	28	32
	(176)	(122)	(759)	(149)
NET INCOME (LOSS) AND COMPREHENSIVE INCOME (LOSS)	$1,064	$(67)	$1,688	$(1,576)

NET INCOME (LOSS) PER COMMON SHARE:
Net income (loss) per common share – Basic	$0.08	$(0.01)	$0.16	$(0.42)
Net income (loss) per common share – Diluted	$0.08	$(0.01)	$0.16	$(0.42)
WEIGHTED AVERAGE COMMON SHARE OUTSTANDING-BASIC	12,686,183	7,511,183	10,752,333	3,788,639
WEIGHTED AVERAGE COMMON SHARE OUTSTANDING-DILUTED	12,750,967	7,511,183	10,802,095	3,788,639

(1)
The Condensed Consolidated Statements of Comprehensive Income (loss) do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

COMMUNITY HEALTHCARE TRUST INCORPORATED
RECONCILIATION OF FFO, NORMALIZED FFO, and AFFO (1)
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,
	2016	2015
Net income (loss)	$1,064	$(67)
Real estate depreciation and amortization	3,493	2,211
Total adjustments	3,493	2,211
Funds From Operations	$4,557	$2,144
Transaction costs	137	(101)
Normalized Funds From Operations (2)	$4,694	$2,043
Straight line rent	(171)	(50)
Deferred compensation	192	69
AFFO (2)	$4,715	$2,062
Funds from Operations per Common Share-Diluted	$0.36	$0.29
Normalized Funds From Operations Per Common Share-Diluted	$0.37	$0.27
AFFO Per Common Share-Diluted	$0.37	$0.27
Weighted Average Common Shares Outstanding-Diluted	12,750,967	7,511,183

(1)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers funds from operations ("FFO"), normalized FFO and adjusted funds from operations ("AFFO") to be appropriate measures of operating performance of an equity real estate investment trust ("REIT"). In particular, the Company believes that normalized FFO and AFFO are useful because they allows investors, analysts and Company management to compare the Company’s operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

The Company uses the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition of FFO. FFO and FFO per share are operating performance measures adopted by NAREIT. NAREIT defines FFO as the most commonly accepted and reported measure of a REIT's operating performance equal to "net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures." The Company has included normalized FFO which it has defined as FFO excluding certain expenses related to equity offerings and closing costs of properties acquired and mortgages funded and has included AFFO which it has defined as normalized FFO excluding straight-line rent and deferred compensation and may include other non-cash items from time to time. Normalized FFO and AFFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definitions.

FFO, normalized FFO and AFFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company’s financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO, normalized FFO and AFFO should be examined in conjunction with net income as presented elsewhere herein.

(2)
Normalized FFO has been restated for prior periods, to remove adjustments for straight line rent and deferred compensation, and AFFO has been calculated and added for all periods presented to more closely agree to similar presentations used by the industry.

CONTACT: W. Page Barnes, 615-771-3052
SOURCE: Community Healthcare Trust Incorporated